SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported): December 15, 1998


                            BRAZOS SPORTSWEAR, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        DELAWARE                   0-18054                   91-1770931
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                         IDENTIFICATION NO.)

                            4101 FOUNDERS BOULEVARD
                          CINCINNATI, OHIO 45103-2553
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 753-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          ___________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

      On December 15, 1998, the Company announced that it will close its licensed character manufacturing facility in Cincinnati, Ohio, during the first quarter of fiscal 1999. The Company also announced that Robert C. Klein resigned as a director and president and chief executive officer on the same day. Gilbert
C. Osnos was elected as interim president and chief executive officer. A copy of the press release with respect to the foregoing is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT NO.                         EXHIBIT
 -----------  -----------------------------------------------------------------
    99.1      Press Release of Brazos Sportswear, Inc. dated December 15, 1998.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         DATED this 23rd day of December, 1998.


                             BRAZOS SPORTSWEAR, INC.


                                          By:   /S/  F. CLAYTON CHAMBERS
                                                F. Clayton Chambers,
                                                Vice President and Chief
                                                Financial Officer